UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

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Paychex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

911 Panorama Trail South Rochester, New York	14625-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-6666

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on January 7, 2025, Paychex, Inc., a Delaware corporation (“Paychex”), Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Paychex (“Merger Sub”), and Paycor HCM, Inc., a Delaware corporation (“Paycor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On April 14, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into Paycor (the “Merger”), with Paycor continuing as the surviving corporation and an indirect wholly owned subsidiary of Paychex.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each share of Paycor common stock, par value $0.001 per share (“Paycor Stock”) (other than (i) shares of Paycor Stock held by Paycor as treasury stock or owned by Paychex or Merger Sub immediately prior to the Effective Time and (ii) shares of Paycor Stock held by any subsidiary of either Paycor or Paychex (other than Merger Sub) immediately prior to the Effective Time (in each case, other than shares of Paycor Stock held by any such person in a trustee, custodian or nominee capacity for the account of clients or customers of such persons)), issued and outstanding immediately prior to the Effective Time (other than shares held by any holder who is entitled to appraisal rights and has properly exercised such rights under Delaware law) was converted into the right to receive $22.50 in cash per share, without interest thereon and less applicable withholding taxes.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K of Paychex dated January 7, 2025 and is incorporated herein by reference.

Item 8.01 Other Events

On April 14, 2025, Paychex issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith. They will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. It will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 14, 2025.
104	Cover Page Interactive File, embedded in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
	Name:	Prabha Sipi Bhandari
	Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: April 14, 2025